EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions, except per share amounts)

	3Q 2012	3Q 2011

Core Results	$1,379	$1,775
EPS - Diluted	$1.70	$2.18

Reported Net Income	$1,375	$1,771
EPS - Diluted	$1.69	$2.17

Total Worldwide Sales Volumes (mboe/day)	765	743
Total Worldwide Production Volumes (mboe/day)	766	739

Total Worldwide Crude Oil Realizations ($/BBL)	$96.62	$97.24
Total Worldwide NGL Realizations ($/BBL)	$40.65	$56.06
Domestic Natural Gas Realizations ($/MCF)	$2.48	$4.23

Wtd. Average Basic Shares O/S (mm)	809.7	812.5
Wtd. Average Diluted Shares O/S (mm)	810.4	813.2

	YTD 2012	YTD 2011

Core Results	$4,271	$5,187
EPS - Diluted	$5.26	$6.37

Reported Net Income	$4,262	$5,137
EPS - Diluted	$5.25	$6.31

Total Worldwide Sales Volumes (mboe/day)	757	726
Total Worldwide Production Volumes (mboe/day)	762	728

Total Worldwide Crude Oil Realizations ($/BBL)	$101.20	$97.33
Total Worldwide NGL Realizations ($/BBL)	$45.21	$55.63
Domestic Natural Gas Realizations ($/MCF)	$2.47	$4.24

Wtd. Average Basic Shares O/S (mm)	810.1	812.6
Wtd. Average Diluted Shares O/S (mm)	810.8	813.3

Shares Outstanding (mm)	810.2	811.8

Cash Flow from Operations	$ 8,500	$ 8,600

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Third Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,026			$2,026

Chemical	162			162

Midstream, marketing and other	156			156

Corporate
Interest expense, net	(34)			(34)

Other	(76)			(76)

Taxes	(855)			(855)

Income from continuing operations	1,379	-		1,379
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,375	$4		$1,379

Basic Earnings Per Common Share
Income from continuing operations	$1.70
Discontinued operations, net	(0.01)
Net Income	$1.69			$1.70

Diluted Earnings Per Common Share
Income from continuing operations	$1.70
Discontinued operations, net	(0.01)
Net Income	$1.69			$1.70

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Third Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,612			$2,612

Chemical	245			245

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(23)			(23)

Other	(49)			(49)

Taxes	(1,087)			(1,087)

Income from continuing operations	1,775	-		1,775
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,771	$4		$1,775

Basic Earnings Per Common Share
Income from continuing operations	$2.18
Discontinued operations, net	(0.01)
Net Income	$2.17			$2.18

Diluted Earnings Per Common Share
Income from continuing operations	$2.18
Discontinued operations, net	(0.01)
Net Income	$2.17			$2.18

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Nine Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$6,573			$6,573

Chemical	540			540

Midstream, marketing and other	364			364

Corporate
Interest expense, net	(87)			(87)

Other	(250)			(250)

Taxes	(2,869)			(2,869)

Income from continuing operations	4,271	-		4,271
Discontinued operations, net of tax	(9)	9	Discontinued operations, net	-
Net Income	$4,262	$9		$4,271

Basic Earnings Per Common Share
Income from continuing operations	$5.26
Discontinued operations, net	(0.01)
Net Income	$5.25			$5.26

Diluted Earnings Per Common Share
Income from continuing operations	$5.26
Discontinued operations, net	(0.01)
Net Income	$5.25			$5.26

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Nine Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,704	$35	Libya exploration write-off	$7,746
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax

Chemical	717			717

Midstream, marketing and other	378			378

Corporate
Interest expense, net	(259)	163	Premium on debt extinguishments	(96)

Other	(289)			(289)

Taxes	(3,252)	(50)	Tax effect of adjustments	(3,269)
		33	State income tax charge

Income from continuing operations	4,999	188		5,187
Discontinued operations, net of tax	138	(138)	Discontinued operations, net	-
Net Income	$5,137	$50		$5,187

Basic Earnings Per Common Share
Income from continuing operations	$6.14
Discontinued operations, net	0.17
Net Income	$6.31			$6.37

Diluted Earnings Per Common Share
Income from continuing operations	$6.14
Discontinued operations, net	0.17
Net Income	$6.31			$6.37

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2012	2012	2011	2012	2011
REPORTED INCOME	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	2,026	2,043	2,612	6,573	7,704
Chemical	162	194	245	540	717
Midstream, marketing and other	156	77	77	364	378
Corporate & other	(110)	(107)	(72)	(337)	(548)
Pre-tax income	2,234	2,207	2,862	7,140	8,251

Income tax expense
Federal and state	286	254	433	986	1,360
Foreign	569	621	654	1,883	1,892
Total	855	875	1,087	2,869	3,252

Income from continuing operations	1,379	1,332	1,775	4,271	4,999

Worldwide effective tax rate	38%	40%	38%	40%	39%

	2012	2012	2011	2012	2011
CORE RESULTS	QTR 3	QTR 2	QTR 3	9 Months	9 Months
Oil & Gas	2,026	2,043	2,612	6,573	7,746
Chemical	162	194	245	540	717
Midstream, marketing and other	156	77	77	364	378
Corporate & other	(110)	(107)	(72)	(337)	(385)
Pre-tax income	2,234	2,207	2,862	7,140	8,456

Income tax expense
Federal and state	286	254	433	986	1,390
Foreign	569	621	654	1,883	1,879
Total	855	875	1,087	2,869	3,269

Core results	1,379	1,332	1,775	4,271	5,187

Worldwide effective tax rate	38%	40%	38%	40%	39%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Second
	Quarter	Quarter
	2012	2012	B / (W)
Oil & Gas	$2,026	$2,043	$(17)
Chemical	162	194	(32)
Midstream, marketing and other	156	77	79
Corporate
Interest expense, net	(34)	(25)	(9)
Other	(76)	(82)	6
Taxes	(855)	(875)	20
Income from continuing operations	1,379	1,332	47
Discontinued operations, net	(4)	(4)	-
Net Income	$1,375	$1,328	$47

Earnings Per Common Share
Basic	$1.69	$1.64	$0.05
Diluted	$1.69	$1.64	$0.05

Worldwide Effective Tax Rate	38%	40%	2%

OCCIDENTAL PETROLEUM
2012 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Second
	Quarter	Quarter
	2012	2012	B / (W)
Oil & Gas	$2,026	$2,043	$(17)
Chemical	162	194	(32)
Midstream, marketing and other	156	77	79
Corporate
Interest expense, net	(34)	(25)	(9)
Other	(76)	(82)	6
Taxes	(855)	(875)	20
Core Results	$1,379	$1,332	$47

Core Results Per Common Share
Basic	$1.70	$1.64	$0.06
Diluted	$1.70	$1.64	$0.06

Worldwide Effective Tax Rate	38%	40%	2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
3Q12 vs. 2Q12
($ in millions)
$2,043
$44
$94
$23
$59
$28
$13
$2,026
2Q12
Sales Price
Sales Volume
G&A Costs
Higher Oper Costs
Lower Exp Costs
All Others
3Q12

Chemical Variance Analysis
3Q12 vs. 2Q12
($ in millions)
$194
$54
$3
$27
$2
$162
2Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
3Q12

Midstream Variance Analysis
3Q12 vs. 2Q12
($ in millions)
$77
$74
$24
$15
$4
$156
2Q12
Marketing and Trading
Power Generation
Gas Processing
All Others
3Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Third Quarter Net Income (Loss)
Reported Income Comparison

	Third	Third
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,026	$2,612	$(586)
Chemical	162	245	(83)
Midstream, marketing and other	156	77	79
Corporate
Interest expense, net	(34)	(23)	(11)
Other	(76)	(49)	(27)
Taxes	(855)	(1,087)	232
Income from continuing operations	1,379	1,775	(396)
Discontinued operations, net	(4)	(4)	-
Net Income	$1,375	$1,771	$(396)

Earnings Per Common Share
Basic	$1.69	$2.17	$(0.48)
Diluted	$1.69	$2.17	$(0.48)

Worldwide Effective Tax Rate	38%	38%	0%

OCCIDENTAL PETROLEUM
2012 Third Quarter Net Income (Loss)
Core Results Comparison

	Third	Third
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,026	$2,612	$(586)
Chemical	162	245	(83)
Midstream, marketing and other	156	77	79
Corporate
Interest expense, net	(34)	(23)	(11)
Other	(76)	(49)	(27)
Taxes	(855)	(1,087)	232
Core Results	$1,379	$1,775	$(396)

Core Results Per Common Share
Basic	$1.70	$2.18	$(0.48)
Diluted	$1.70	$2.18	$(0.48)

Worldwide Effective Tax Rate	38%	38%	0%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
3Q12 vs. 3Q11
($ in millions)
$2,612
$199
$123
$187
$206
$49
$30
$38
$2,026
3Q11
Sales Price
Sales Volume
Higher Operating Costs
Higher DD&A Rate
G&A Costs
Higher Exploration Expense
All Others
3Q12

Chemical Variance Analysis
3Q12 vs. 3Q11
($ in millions)
$245
$131
$8
$91
$35
$162
3Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
3Q12
* Lower energy and feedstock costs

Midstream Variance Analysis
3Q12 vs. 3Q11
($ in millions)
$77
$144
$22
$24
$19
$156
3Q11
Marketing and Trading
Gas Processing
Pipelines
All Others
3Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2012	2011	2012	2011
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
California		88	80	87	78
Permian		144	133	140	132
Midcontinent and other		28	17	24	16
	Total	260	230	251	226
NGL (MBBL)
California		18	16	16	15
Permian		40	37	39	38
Midcontinent and other		16	20	18	14
	Total	74	73	73	67
Natural Gas (MMCF)
California		247	269	261	254
Permian		151	151	153	153
Midcontinent and other		414	379	414	357
	Total	812	799	828	764

Latin America

Crude Oil (MBBL)	Colombia	30	27	28	29

Natural Gas (MMCF)	Bolivia	12	15	13	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	4	5	4
	Dolphin	7	10	8	10
	Oman	69	69	65	68
	Qatar	69	73	71	72
	Other	34	32	36	39
	Total	183	188	185	193

NGL (MBBL)	Dolphin	7	11	9	11
	Other	1	-	-	-
	Total	8	11	9	11

Natural Gas (MMCF)
	Bahrain	237	169	229	171
	Dolphin	147	215	171	205
	Oman	57	59	57	53
	Total	441	443	457	429

Barrels of Oil Equivalent (MBOE)		766	739	762	728

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Third Quarter		Nine Months
		2012	2011	2012	2011
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		259	230	251	226
NGL (MBBL)		74	73	73	67
Natural Gas (MMCF)		807	799	825	764

Latin America
Crude Oil (MBBL)		30	24	28	29
Natural Gas (MMCF)		12	15	13	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	4	4	4
	Dolphin	7	9	8	9
	Oman	67	71	64	70
	Qatar	68	76	70	73
	Other	38	35	34	35
	Total	184	195	180	191

NGL (MBBL)	Dolphin	8	11	9	11

Natural Gas (MMCF)		441	443	457	429

Barrels of Oil Equivalent (MBOE)		765	743	757	726

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
	2012	2011	2012	2011

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	91.97	89.78	95.83	92.19
NGL ($/BBL)	41.66	59.73	46.60	59.18
Natural gas ($/MCF)	2.48	4.23	2.47	4.24

Latin America
Crude Oil ($/BBL)	95.04	91.01	98.50	95.85
Natural Gas ($/MCF)	12.13	11.21	11.93	9.64

Middle East / North Africa
Crude Oil ($/BBL)	103.46	106.97	109.22	103.74
NGL ($/BBL)	30.89	31.60	33.61	32.98

Total Worldwide
Crude Oil ($/BBL)	96.62	97.24	101.20	97.33
NGL ($/BBL)	40.65	56.06	45.21	55.63
Natural Gas ($/MCF)	1.97	3.12	1.97	3.09

	Third Quarter		Nine Months
	2012	2011	2012	2011
Exploration Expense
United States	$44	$34	$186	$133
Latin America	-	1	1	1
Middle East / North Africa	25	4	76	51
TOTAL REPORTED	$69	$39	$263	$185
Less - non-core impairments	-	-	-	(35)
TOTAL CORE	$69	$39	$263	$150

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Third Quarter		Nine Months
Capital Expenditures ($MM)	2012	2011	2012	2011
Oil & Gas
California	$544	$481	$1,647	$1,202
Permian	559	308	1,496	761
Midcontinent and other	278	311	1,120	725
Latin America	76	52	185	139
Middle East / North Africa	520	338	1,378	993
Exploration	160	115	514	291
Chemical	75	59	192	118
Midstream, marketing and other	364	331	1,118	701
Corporate	15	16	66	39
TOTAL	$2,591	$2,011	$7,716	$4,969

Depreciation, Depletion &	Third Quarter		Nine Months
Amortization of Assets ($MM)	2012	2011	2012	2011
Oil & Gas
Domestic	$613	$448	$1,784	$1,265
Latin America	31	18	86	67
Middle East / North Africa	356	324	1,019	920
Chemical	87	82	257	249
Midstream, marketing and other	55	45	154	134
Corporate	7	7	20	18
TOTAL	$1,149	$924	$3,320	$2,653

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Sep-12	31-Dec-11

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$7,622	$5,871

EQUITY	$40,474	$37,620

Total Debt To Total Capitalization	16%	13%